RESTRICTED CASH	12 Months Ended
Dec. 31, 2020
Restricted Cash [Abstract]
RESTRICTED CASH

12.	RESTRICTED CASH

Restricted cash consists of cash, which may only be used for certain purposes and is held under a contractual arrangement.

Restricted cash does not include cash balances of $103.5 million (2019: $38.3 million), which represents 100% (2019: 50%) of the cash required to be maintained by the financial covenants in our loan agreements. The Company is permitted to satisfy up to 50% of the cash requirements by maintaining a committed undrawn credit facility with a remaining availability of greater than 12 months. The Company did not satisfy any of the minimum cash requirements with a committed undrawn credit facility as of December 31, 2020 because the Company's senior unsecured facility agreement with an affiliate of Hemen was repayable in May 2021 as of this date.

Furthermore, FSL, a wholly owned subsidiary of the Company and the chartering counterparty with SFL with respect to the remaining two VLCCs leased from them, has agreed to certain dividend restrictions as a result of the amendment of the terms of the long-term charter agreements in May 2015. In order to make or pay any dividend or other distribution to the Company, FSL shall demonstrate a cash buffer of $2.0 million per vessel both prior to and following such payment, and following payment of the next monthly hire due plus any profit share accrued under the agreement. As at December 31, 2020, the cash held by FSL was $15.6 million (2019: $13.1 million), and these amounts are included in "Cash and cash equivalents".

Our interest rate swaps require us to post cash as collateral based on their fair value. As at December 31, 2020, the restricted cash balance included $13.4 million (2019: $1.0 million) in relation to our interest rate swaps. See Note 27 for additional information on our interest rate swaps.